UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                February 8, 2006

                      Homeland Security Capital Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      814-00631                52-2050585
          --------                      ---------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


4100 North Fairfax Drive, Suite 1150, Arlington, Virginia          22203-1664
----------------------------------------------------------      ---------
         (Address of principal executive offices)                (Zip code)

    Registrant's telephone number, including area code:        (703) 528-7073

                             Celerity Systems, Inc.
                             ----------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Homeland Security Capital Corporation (the "Company") entered into an Investment Agreement with Cornell Capital Partners, LP ("Cornell Capital"), dated as of February 6, 2006, pursuant to which the Company will exchange with Cornell Capital 1,000,000 shares of Series G Convertible Preferred Stock (the "Series G Preferred Shares") for 450,000,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), owned by Cornell Capital. Each share of Series G Preferred Shares shall be convertible, at Cornell Capital's discretion, into 450 shares of the Common Stock. The Series G Preferred Shares are senior to all Common Stock and all series of preferred stock of the Company. Each share of Series G Preferred Share will have a liquidation preference of $0.10 plus any accrued and unpaid dividends. The holders of Series A Preferred Shares are not entitled to receive any dividends. The Company will pay a $10,000 structuring fee to Yorkville Advisors Management, LLC in connection with the transaction.

In connection with the Investment Agreement, the Company entered into an Investor Registration Rights Agreement with the Cornell Capital pursuant to which the company agreed to file a registration statement covering the resale of shares of Common Stock issuable upon the conversion of the Series G Preferred Shares. The Company also filed a Certificate of Designation with the State of Delaware amending its certificate of incorporation to include the rights and terms of the Series G Preferred Shares.

The foregoing is a summary of the terms and conditions of the Investment Agreement, the Certificate of Designation and the Investor Registration Rights Agreement and does not purport to be complete. The foregoing is also qualified in its entirety by reference to the above-mentioned agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Also, see Item 2.03 below regarding the sale of the Company's Convertible Debenture.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The Company entered into a Securities Purchase Agreement with Cornell Capital, dated as of February 6, 2006, which provided for the purchase by Cornell Capital of a Convertible Debenture (the "Debenture") in the amount of $4,000,000, which Debenture is convertible into Common Stock.

The conversion price of the Debenture shall be equal to the lesser of (1) $0.01 or (2) a ten percent discount to the lowest daily volume weighted average price of the Common Stock for the thirty days preceding conversion. Cornell Capital will be entitled to convert the Debenture at a conversion price into Common Stock, provided that Cornell Capital cannot convert into shares of Common Stock that would cause Cornell Capital to own more than 4.9% of the issued and outstanding Common Stock.

The Debenture will bear interest at 5% per annum and the principal amount will be payable on the third anniversary of the effective date of the Debenture. If the Common Stock is trading below the conversion price, the Company may redeem the Debenture at any time upon the payment of a redemption premium equal to twenty percent of the amounts redeemed.

Pursuant to a Security Agreement between the Company and Cornell Capital, the Company's obligations under the Debenture are secured by a pledge of all of its assets.

Pursuant to the Securities Purchase Agreement, the Company will pay a commitment fee of $400,000 and $20,000 in structuring fees and diligence fees, all to Yorkville Advisors Management, LLC. Accordingly, the Company will receive net proceeds of approximately $3,580,000 upon issuance of the Debenture. The Company will also issue to Cornell Capital 50,000,000 shares of the Common Stock pursuant to this transaction.


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

In connection with the Securities Purchase Agreement, the Company entered into an Investor Registration Rights Agreement with the Cornell Capital pursuant to which Cornell Capital agreed to file a registration statement covering the resale of shares of Common Stock issuable upon the conversion of the Debenture.

The foregoing is a summary of the terms and conditions of the Securities Purchase Agreement, the Convertible Debenture, the Security Agreement and the Investor Registration Rights Agreement and does not purport to be complete. The foregoing is also qualified in its entirety by reference to the above-mentioned agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On February 8, 2006, the Company issued the Debenture to Cornell Capital in the amount of $4,000,000 that is convertible into Common Stock. In addition, on February 8, 2006, the Company issued 1,000,000 shares of Series G Preferred Shares that are convertible into Common Stock.

The Company granted Cornell Capital registration rights with respect to the Common Stock underlying the Debenture and the Series G Preferred Shares. Pursuant to the terms of the Investor Registration Rights Agreements, the Company must prepare and file with the Securities and Exchange Commission a registration statement covering the shares of Common Stock underlying the Debenture and the Series G Preferred Shares. The Company also granted Cornell Capital piggyback registration rights with respect to the shares of Common Stock underlying the Debenture and the Series G Preferred Shares.

The transactions described in this Item 3.02 are exempt from registration requirements pursuant to Section 4(2) and/or Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. Also see Items 1.01 and 2.03 above.

ITEM 8.01. OTHER EVENTS.

On February 8, 2006, the Company issued a press release attached to this Current Report on Form 8-K as Exhibit 99.1 which relates to the private placement under the Securities Purchase Agreement and is hereby incorporated by reference.


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

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

3.1 Certificate of Designation for the Series G Convertible Preferred Stock

4.1 Form of Convertible Debenture due February 2009

10.1 Securities Purchase Agreement dated February 6, 2006 among Homeland Security Capital Corporation and Cornell Capital Partners LP

10.2 Investor Registration Rights Agreement dated February 6, 2006 among Homeland Security Capital Corporation and Cornell Capital Partners LP

10.3 Investment Agreement dated February 6, 2006 among Homeland Security Capital Corporation and Cornell Capital Partners LP

10.4 Security Agreement dated February 6, 2006 between Homeland Security Capital Corporation and Cornell Capital Partners, LP.

99.1 Press Release, dated February 8, 2006, announcing the transactions with Cornell Capital Partners LP


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2006             HOMELAND SECURITY CAPITAL CORPORATION


                                    By:    /s/ C. Thomas McMillen
                                           -------------------------------------
                                    Name:  C. Thomas McMillen
                                    Title: President and Chief Executive Officer


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